UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2017

People’s Utah Bancorp
(Exact name of registrant as specified in its charter)

Utah	001-37416	87-0622021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street American Fork, UT
(Address of principal executive offices)

84003
(Zip code)

(801) 642-3998
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Item 8.01Other Events.

On May 31, 2017, People’s Utah Bancorp, American Fork, Utah (“PUB”) and its wholly owned subsidiary, People’s Intermountain (PIB) entered into a merger Agreement (the “Merger Agreement”) with Town & Country Bank, Inc. (“TC”). Under the terms of the Merger Agreement, TC will merge with and into PIB with PIB as the surviving entity. Following the bank Merger, the branches of Bank of American Fork and TC will be consolidated under the name “People’s Town & Country,” a division of PIB.

Consummation of the transaction is subject to required regulatory approvals, TC shareholder approval and other customary conditions of closing. The transaction is presently expected to close in the fall of 2017.  For information regarding the terms of the proposed transaction, reference is made to the press release dated May 31, 2017, which is attached as Exhibit 99.1 and incorporated herein by reference.

On May 31, 2017, PUB issued a press release announcing the execution of the Merger Agreement.  A copy of the press release is furnished herewith as Exhibit 99.1.  Furnished herewith as Exhibit 99.2 are presentation materials relating to the proposed merger.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the proposed merger with TC.  These forward-looking statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those projected, including but not limited to the risks that the merger transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which PUB and TC operate; the ability to promptly and effectively integrate the businesses of People’s Utah Bancorp and Town & Country Bank, Inc.; the reaction to the transaction of the companies’ customers, employees, and counterparties; and the diversion of management time on merger-related issues.  Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs.  PUB undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report.

Important Notice

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval.  TC intends to seek shareholder approval of the proposed merger.  The Current Report on Form 8-K is not a substitute for any documents to be distributed to the shareholders of TC.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1 99.2	Press Release dated May 31, 2017 Presentation dated May 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: May 31, 2017	By:	/s/ Wolfgang T. N. Muelleck
Wolfgang T. N. Muelleck
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1 99.2	Press Release dated May 31, 2017 Presentation dated May 31, 2017

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